CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 11/11)

No. 01

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Residential Listing Agreement, ☐ Buyer Representation Agreement, ☐ Other ______,

dated November 7, 2011, on property known as El Centro,

in which Coronus Energy Corp, is referred to as ("Buyer/Tenant/Broker")
and Bica Family Revocable Liv Tr, is referred to as ("Seller/Landlord/Broker").

Deal is subject to Coronus board of director approval on or before August 15, 2012, and we amend the close of escrow date to August 31, 2012. Commencing February 29, 2012, Coronus makes the following, non-refundable payments to "Bica Family Revocvable Liv Tr 7-14-08":
February 29, 2012 - $374
March 31, 2012 - $1,657
April 30, 2012 - $1,603
May 31, 2012 - $1,657
June 30, 2012 - $1,603
July 31, 2012 - $1,657
August 31, 2012 - $1,657
The payments are separate from the purchase price, and not related to the deposit or installment note. Coronus will make the payments directly to "Bica Family Revocvable Liv Tr 7-14-08", and not through escrow.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date FEB. 16, 2012	Date Feb. 16, 2012
Buyer/Tenant X [signature] Coronus Energy Corp	Seller/Landlord X [signature] Bica Family Revocable Liv Tr
Buyer/Tenant ______	Seller/Landlord ______
Broker ______	Broker ______
By ______ Mohammad Alam	By ______ Mohammad Alam

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392